Exhibit 10.7



                              JOINDER BY SUBSIDIARY
                              ---------------------


     The undersigned, being and constituting a Subsidiary of CONSOLIDATED STAINLESS, INC., a Delaware corporation (the "Borrower"), does hereby join in and agree to be bound by all provisions applicable to such Subsidiary of that certain Revolving Line of Credit and Term Loan Agreement (the "Loan Agreement"), dated as of January 22, 1996, by and between SunTrust Bank, Central Florida, National Association, individually and as Agent (the "Agent"), and the other Lenders from time to time parties thereto and the Borrower with joinder by all existing Subsidiaries of the Borrower.

     The undersigned Subsidiary of the Borrower hereby agrees to execute and deliver to the Agent a Security Agreement, appropriate financing statements to perfect the security interests granted in the Security Agreement, a Supplement to Guaranty Agreement and a Supplement to Contribution Agreement, the form and substance of which shall be satisfactory to the Agent and the Required Lenders (as defined in the Loan Agreement).

     Dated this ____ day of _____________, 1996.


ATTEST                               TWENTY-FIRST CENTURY METALS, INC.



____________________________         By:______________________________
Daniel A. Rashy,                        Ronald J. Adams, President
Secretary

  (CORPORATE SEAL)